UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 23, 2024, the Board of Directors (the “Board”) of Aditxt, Inc. (the “Company”), with the recommendation of the Nominating and Corporate Governance Committee, appointed Ms. Sylvia Hermina as a member of the Board.

Ms. Hermina was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Ms. Hermina and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Set forth below is the biographical information of Ms. Hermina, as required by Item 401 of Regulation S-K.

Sylvia Hermina, 45, has over 20 years of experience advising public companies on corporate governance, mergers and acquisitions, and shareholder relations. Ms. Hermina currently serves as Senior Vice President of Kingsdale Advisors, a governance and proxy solicitation firm. Prior to joining Kingsdale Advisors, Ms. Hermina served as Senior Vice President of Laurel Hill Advisory Group, LLC, a shareholder communications and advisory firm from August 2010 through March 2014. She also served as Managing Director of The Altman Group, Inc., a proxy advisory firm from October 2003 through June 2010. In addition, she served as an Account Executive at Georgeson Shareholder Communications from July 1996 through August 2000 and as Operational Account Executive at Corporate Investor Communications, Inc. from July 1996 through August 2000. Ms. Hermina holds a Bachelor of Science degree in Business Administration, Management and Marketing from Montclair State University. Sylvia is a member of the Society of Corporate Governance & the National Investor Relations Institute (NIRI).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated October 29, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: October 29, 2024	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer